SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                  March 3, 2000
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                                EIEIHOME.COM INC.
             (Exact name of registrant as specified in its charter)




          Delaware                        1-15627                042451506
(State or other jurisdiction of    (Commission file number)  (I.R.S. employer
        incorporation)                                       identification no.)





    67 Wall Street, Suite 2411                                   10005
        New York, New York
(Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (212`) 344-0351



                                  HyComp, Inc.
                   (Former Name if Changed Since Last Report)

Item 5.  Other Events.

                  At a Special Meeting of Shareholders of HyComp, Inc., a company originally incorporated under the laws of the Commonwealth of Massachusetts (the "Company"), held on February 29, 2000 (the "Special Meeting"), the Company's shareholders approved a proposal to reincorporate the Company under the laws of Delaware (the "Reincorporation") through an Agreement and Plan of Merger between the Registrant and its wholly-owned subsidiary, eieiHome.com Inc., a Delaware corporation (the "Merger Sub"). Over two thirds of the holders of common stock of the Company entitled to notice of and to vote at the Special Meeting voted in favor of the Reincorporation. The Reincorporation was effective as of March 3, 2000. Accordingly, the Company is now a Delaware corporation named eieiHome.com Inc.

                  By approving the Reincorporation, the shareholders also effectively approved the increase in the number of authorized shares of common stock of the Company from 20,000,000 to 75,000,000, the change of the par value of the common stock from $0.01 to $0.001, and the adoption of the 2000 Stock Option Plan in the form attached to the proxy statement. The Company's five directors remained the same.

                  Shares of the Company's common stock are currently being quoted on the National Quotation Bureau LLC "pink sheets". On March 6, 2000, the Company's name for quotation on the "pink sheets" was officially changed from HyComp, Inc. to eieiHome.com Inc. and its trading symbol was changed from "HYCP" to "EIEI".

                  Until December 15, 1999, shares of the Company's common stock were quoted on the NASD OTC Bulletin Board. The Company anticipates that an application will be filed with the NASD to restore the Company's status on the Bulletin Board shortly.

                 The Company issued a press release on February 29, 2000 concerning the shareholders' approval of the Reincorporation, a copy of which is set forth as Exhibit 99.3 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

                  The Company and the Merger Sub executed the Agreement and Plan of Merger dated as of February 29, 2000 set forth as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference with respect to the matters described therein and to the additional exhibits included therewith.

Item 7.  Financial Statements and Exhibits.

(c)                   Exhibits

Exhibit 2.1 Agreement and Plan Merger dated as of February 29, 2000 by and between the Company and eieiHome.com Inc., a Delaware corporation (filed as Appendix A to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17,
               2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.


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

Exhibit 3.1 Certificate of Incorporation of the Company (filed as Appendix B to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 3.2 By-Laws of the Company (filed as Appendix C to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 99.1 Proxy Statement, dated February 7, 2000, in respect of the Special Meeting of Stockholders of the Company (filed as Exhibit
               99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 99.2 2000 Stock Option Plan of eieiHome.com Inc. (filed as Appendix D to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 99.3 Press Release issued by the Company on February 29, 2000 to announce the Shareholders' Approval of the Proposed Name Change and Related Matters.


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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  EIEIHOME.COM INC.
                                                    (Registrant)


Date:  March 6, 2000                           By: /s/ Angelo G. MacDonald
                                               ------------------------------
                                                  Name: Angelo G. MacDonald
                                                  Title: President and Chief
                                                           Executive Officer


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

                                      INDEX


Exhibit No.    Description
-----------    -----------

Exhibit 2.1 Agreement and Plan Merger dated as of February 29, 2000 by and between the Company and eieiHome.com Inc., a Delaware corporation (filed as Appendix A to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17,
               2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 3.1 Certificate of Incorporation of the Company (filed as Appendix B to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 3.2 By-Laws of the Company (filed as Appendix C to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 99.1 Proxy Statement, dated February 7, 2000, in respect of the Special Meeting of Stockholders of the Company (filed as Exhibit
               99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 99.2 2000 Stock Option Plan of eieiHome.com Inc. (filed as Appendix D to Exhibit 99.1 to the Company's Registration Statement on Form 10-SB, No. 1-15627 on February 17, 2000) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

Exhibit 99.3 Press Release issued by the Company on February 29, 2000 to announce the Shareholders' Approval of the Proposed Name Change and Related Matters.


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